Exhibit 99.1

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EarthLink Investor Overview

Company History Building consumer ISP Heavy sales and marketing spend Acquired several companies Business services became ~80% of revenues Running consumer ISP for cash flow >20% annual revenue declines Driving improved cash flow Focusing on growing managed services and carrier transport Working to de-lever balance sheet 1994 - 2007 2014 - 2015 2007 - 2010 2010 - 2013

EarthLink Businesses Customer Base Operating Strategy Consumer Small Business Carrier / Transport Enterprise & Mid-Market Individuals & families Telco providers & large enterprises Small, often single location businesses Distributed multi-location companies Manage for cash, protect revenue Proven capabilities in managed network services Favorable industry / market dynamics Tens of thousands of customers today Opportunity to generate more cash with more analytics, more efficient operations Significant cash generation engine Predictable and proven Long / flattening tail Unique fiber assets underpinning the business Strong demand for Transport among enterprises Strengths Leverage Fiber Routes. Invest to Drive Growth. Invest in Service capabilities. Revamp Go-to-Market motion to Drive Growth.

Optimize Balance Sheet Opportunistic reduction of debt outstanding Continued execution will allow us to consider reducing debt further Position for Growth Multiple new product launches Enhanced sales training and new sales leadership Increase Productivity and Drive Operational Excellence Year-to-date Unlevered Free Cash Flow(1) of $128M is $42M more than same period 2014 Focus Begin to operate in Business Unit Structure New leadership for growth business and for cash flow businesses 2015 Agenda Unlevered Free Cash Flow is a Non-GAAP measure. See appendix for additional information on non-GAAP measures.

Revenue, Adj. EBITDA and Cash Flow Trends Despite historical pressure on topline revenue focus on cost control and disciplined investment have generated increases in Adj. EBITDA(1) and Unlevered Flow Cash Flow(1). (figures in millions) (figures in millions) * 2015 Estimates represent mid-point of company guidance In 2015 we are intentionally exiting low-margin revenue streams. Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Unlevered Free Cash Flow is difference between Adj. EBITDA and Capex. $1,335 $1,241 $1,177 $1,089 $800 $1,000 $1,200 $1,400 2012 2013 2014 2015E* $284 $227 $213 $238 $147 $144 $103 $85 $- $100 $200 $300 2012 2013 2014 2015E* Adj. EBITDA Capex

Continued strong financial performance Adjusted EBITDA(1) of $61 million up 4% over Q3 2014 Continued improvement in Cost-of-Revenue and SG&A cost structure Year-to-date Unlevered Free Cash Flow(1) of $128 million vs. $86 million through Q3 2014 Increasing full year guidance again Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Q3 2015 Financial Highlights Improved balance sheet Repurchased another $30 million of 8-7/8% debt Reduced revolver balance by $15 million Total Gross and Net Debt reduction of $45 million Year-to-date, reduced net debt by $86 million and annual debt service run rate by $10 million

Q3 2015 Business Unit Revenue & Gross Margin Revenue Enterprise & Mid-market customers include mid-market companies and large enterprises. These customers purchase a mix of growth products and mature telecom products. We are transforming our go-to-market motion to accelerate growth in this area. Small Business customers have no more than a few locations. They typically purchase mature telecom services. We are focused on increasing renewals, reducing churn, and sustaining cash flow. Carrier/Transport customers are large enterprises and traditional telecom carriers. Revenues include mature telecom services sold to carriers as well as transport services sold to both enterprises and carriers. EarthLink’s transport services have relatively higher margin and are growing as we capitalize on strong demand. Consumer revenues continue to perform as expected, and churn hit record low of 1.7% in Q3 2015. Cost of Revenue & Gross Margin Gross Margin rates for Carrier/Transport have expanded due to favorable changes in product mix. Overall gross margin rates are up from 2014, driven by product mix changes, pricing actions and continued focus on managing network costs . NOTES: For Q1, Q2, and Q3 respectively, Enterprise & Mid-market revenue includes settlements of $1.1M, $0.5M, and $0.6M, and Small Business revenue includes $1.7 M, $0.3M, and $0.4M. For Q3 ’14, Q4 ‘14, Q1 ’15, Q2 ’15, and Q3 ‘15, Carrier/Transport revenue includes settlements and adjustments of $6.8M, $2.9M, $(0.8)M, $0.2M and $0.3M respectively. Consumer revenue includes a revenue adjustment of $0.6 in Q2 ‘15. Cost of Revenue for the business segments includes adjustments and settlements of $4.3M, $3.6M, and $4.4M for Q1, Q2 and Q3 respectively. Consumer Cost of Revenue includes an unfavorable adjustment of $0.5M in Q2. Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Revenue Enterprise & Mid-Market $114.4 $114.4 $110.1 Small Business 78.6 79.0 72.9 Total Retail Revenues $194.2 $188.7 $193.0 $193.4 $183.0 Carrier/Transport 42.8 36.9 33.3 34.1 34.2 Consumer 60.7 58.8 56.1 56.1 53.8 Total Revenues $297.7 $284.5 $282.4 $283.7 $270.9 Gross Margin Enterprise & Mid-Market $58.1 $58.2 $55.5 Small Business 41.3 43.9 38.8 Carrier/Transport 17.4 18.7 19.4 Consumer 36.1 35.9 34.9 Total Gross Margin $162.1 $152.8 $153.0 $156.6 $148.5 Gross Margin (%) Enterprise & Mid-Market 51% 51% 50% Small Business 53% 56% 53% Carrier/Transport 52% 55% 57% Consumer 64% 64% 65% Total Gross Margin (%) 54% 54% 54% 55% 55% (figures in US$ millions) Business Unit

Q3 2015 Operating & Financial Results Adjusted EBITDA Business unit model driving operating efficiency SG&A down 14% from Q3 ’14 Income from Operations Third straight quarter of positive income from operations Net Loss Q3 includes $2.5 million loss on repurchase of debt and $5.5 million in restructuring Unlevered Free Cash Flow Maintained focus on efficiently managing capital expenses We are willing to make investments with positive return to improve our growth profile Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Fully Diluted Weighted Average Shares $ Millions Q3 '14 Q2 '15 Q3 '15 Var to Q2 '15 Total Revenue 297.7 $ 283.7 $ 270.9 $ (12.8) $ Cost of Revenue 135.7 127.0 122.4 (4.6) Total Gross Margin 162.1 $ 156.6 $ 148.5 $ (8.1) $ Gross Margin % 54.4% 55.2% 54.8% -0.4% Selling, G&A Expenses 105.9 94.3 90.8 (3.6) Adjusted EBITDA (1) 59.0 $ 66.1 $ 61.4 $ (4.7) $ Adjusted EBITDA Margin % (1) 19.8% 23.3% 22.7% -0.6% Income from Operations 7.7 $ 10.6 $ 5.8 $ (4.8) $ Net Income/(Loss) (2.0) $ (9.9) $ (10.5) $ (0.6) $ Shares Outstanding (2) 102 103 104 1 Earnings Per Share (0.02) $ (0.10) $ (0.10) $ - $ Capital Expenditures 24.9 20.9 22.0 1.1 Unlevered Free Cash Flow (1) 34.1 45.2 39.4 (5.9)

Q3 2015 Balance Sheet and Cash Flow We reduced our debt again in Q3 2015. Year-to-date we have retired $126 million of our 8.875% Senior Notes Reduced gross leverage ratio from 2.9x in Q3 ’14 to 2.1x in Q3 ’15 Net leverage ratio now less than 2.0x Reduced annual run rate debt service by $3 million in Q3 2015, and $10 million year-to-date We produced $39 million in Unlevered Free Cash Flow in the quarter. Repurchased $30 million in Senior Notes & reduced Credit Facility balance by $15 million We have paid a dividend for 25 consecutive quarters Excludes capital leases Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures. Payments for repurchases of Senior Notes in Q3 totaled $32M. The payments included $30 million principal and $2 million in premium and interest. As of September 30, 2015, $40 million outstanding Credit Facility debt is recorded on balance sheet as $15 million in short-term debt and $25 million in long-term debt. Balance Sheet Highlights (figures in millions) Q3 '14 Q2 '15 Q3 '15 EarthLink Cash 130 $ 87 $ 88 $ 8 7/8% Senior Notes due 2019 300 204 174 (Callable at 104.4. Next call in May 2016 at 102.2) 7 3/8% Senior Secured Notes due 2020 300 300 300 (First call in June 2016 at 105.5) $135 M Credit Facility - (L + 325-350) (4) - 55 40 Total Debt (1) 600 559 514 Net Debt 470 $ 472 $ 426 $ TTM Adjusted EBITDA (2) 207 $ 239 $ 241 $ Total Debt/Adj. EBITDA (2) 2.9x 2.3x 2.1x Net Debt/Adj. EBITDA (2) 2.3x 2.0x 1.8x Annual Run Rate Debt Service 49 $ 42 $ 39 $ TTM Adjusted EBITDA (2) /Annual Debt Svc. 4.2x 5.7x 6.2x Cash Flow Summary (figures in millions) Q3 '15 Beginning Cash & Cash Equivalents 87 $ Adjusted EBITDA (2) 61 Capital Expenditures (22) Integration & Restructuring (4) Senior Notes Repurchase (3) (32) Credit Facility Repayment (15) Dividends (5) Other/Changes in Net Working Capital 16 Ending Cash & Cash Equivalents 88 $

2015 Full Year Guidance FY 2015 Original Guidance (as of Feb. ’15) FY 2015 Revised Guidance (as of Aug. ‘15) FY 2015 Guidance (as of Oct. ’15) $ Millions Low End High End Low End High End Low End High End Revenue $1,045 $1,065 $1,075 $1,085 $1,085 $1,092 Adjusted EBITDA(1) $195 $210 $225 $235 $235 $241 Capital Expenditures $90 $100 $85 $95 $80 $90 Net Loss $(75) $(65) $(50) $(46) $(48) $(44) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures In November, we raised guidance again for 2015 Revenue, Adjusted EBITDA(1) and Net Income.

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EarthLink Managed Services EarthLink provides customers with managed solutions for the evolving Cloud World.

Fiber & Infrastructure: We have a robust fiber network on the east coast encompassing ~29k route miles and approximately 256k fiber miles. Many of these routes are unique and enable us to provide physical diversity for large wholesale customers Fiber and network facility audit underway, data based on preliminary estimates Fiber Asset Summary The original owners’ cost to build our current fiber network was over $3 billion

EarthLink Product & Brand Managed Security Monitoring EarthLink monitors devices on a customer’s network by detecting intrusions, scanning for vulnerabilities and addressing them before they become headline-making security failures. Cloud Express EarthLink enables customers to access a wide range of cloud service providers and SaaS and IaaS platforms through their secure, reliable EarthLink VPN. IPSec VPN & MPLS IPSec EarthLink can use IP Security technology to provide secure networking services using a third party network connection. A brand study of IT professionals shows EarthLink has among the highest brand recognition among our competitors. We are investing more in the brand to build awareness in the managed network services space. EarthLink Brand Recent Product Launches 63% 63% 65% 68% 71% 73% 82% 84% 84% 89% 91% 93% 95% 97% 97% 99% 50% 75% 100% Rackspace XO Level 3 Windstream Bright House Frontier Charter CenturyLink Cablevision Cox EarthLink Time Warner Cable Sprint Comcast Verizon AT&T

EarthLink Customers Financial Services Retail Health-care Gov. & Other

EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived, restructuring, acquisition and integration-related costs, loss on extinguishment of debt, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted EBITDA Margin and Income (Loss) from Operations Before Restructuring are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow, and Adjusted EBITDA Margin should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP. Non GAAP Information

2015 Guidance Non GAAP Reconciliation Year Ending December 31, 2015 Net loss $(48) - $(44) Interest expense and other, net 51 Income tax provision 3 - 4 Depreciation and amortization 188 Stock-based compensation expense 15 Restructuring, acquisition and integration-related costs 16 - 17 Loss on extinguishment of debt 10 Adjusted EBITDA $235- $241 EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations September 30, December 31, March 31, June 30, September 30, 2014 2014 2015 2015 2015 Net loss (1,952) $ (22,492) $ (10,483) $ (9,922) $ (10,523) $ Interest expense and other, net 13,970 14,253 13,937 14,112 11,731 Income tax provision (benefit) (4,329) (1,152) 351 410 2,060 Depreciation and amortization 46,716 47,686 47,264 47,723 46,502 Stock-based compensation expense 2,930 2,392 3,415 3,814 3,635 Impairment of long-lived assets 589 2,974 - - - Restructuring, acquisition and integration-related costs 1,108 9,095 5,372 3,978 5,486 Loss on extinguishment of debt - - 1,286 5,966 2,482 (Gain) loss from discontinued operations, net of tax - 442 - - - Adjusted EBITDA 59,032 $ 53,198 $ 61,142 $ 66,081 $ 61,373 $ Total Revenue 297,745 $ 284,472 $ 282,447 $ 283,664 $ 270,904 $ Adjusted EBITDA Margin 19.8% 18.7% 21.6% 23.3% 22.7% EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) Three Months Ended

Additional Non GAAP Reconciliations September 30, December 31, March 31, June 30, September 30, September 30, September 30, September 30, 2014 2014 2015 2015 2015 2013 2014 2015 Net loss (1,952) $ (22,492) $ (10,483) $ (9,922) $ (10,523) $ (258,954) $ (50,260) $ (30,928) $ Interest expense and other, net 13,970 14,253 13,937 14,112 11,731 46,714 42,008 39,780 Income tax provision (benefit) (4,329) (1,152) 351 410 2,060 (40,029) (3,592) 2,821 Depreciation and amortization 46,716 47,686 47,264 47,723 46,502 134,314 139,186 141,489 Stock-based compensation expense 2,930 2,392 3,415 3,814 3,635 9,218 10,208 10,864 Impairment of goodwill and long-lived assets 589 2,974 - - - 255,599 11,360 - Restructuring, acquisition and integration-related costs 1,108 9,095 5,372 3,978 5,486 28,468 10,993 14,836 Loss on extinguishment of debt - - 1,286 5,966 2,482 - - 9,734 (Gain) loss from discontinued operations, net of tax - 442 - - - 1,622 (61) - Purchases of property and equipment (24,890) (28,624) (17,529) (20,873) (22,011) (109,647) (74,239) (60,413) Unlevered Free Cash Flow 34,142 $ 24,574 $ 43,613 $ 45,208 $ 39,362 $ 67,305 $ 85,603 $ 128,183 $ September 30, December 31, March 31, June 30, September 30, September 30, September 30, September 30, 2014 2014 2015 2015 2015 2013 2014 2015 Net cash provided by operating activities 62,063 $ 38,657 $ 18,865 $ 33,262 $ 73,962 $ 83,430 $ 101,338 $ 126,089 $ Income tax provision (benefit) (4,329) (1,152) 351 410 2,060 (10,029) (3,592) 2,821 Non-cash income taxes 4,391 (4,530) (185) (196) (151) 10,206 3,939 (532) Interest expense and other, net 13,970 14,253 15,223 14,112 11,731 46,714 42,008 39,780 Amortization of debt discount and issuance costs (1,029) (1,037) (1,029) (994) (849) (1,044) (3,067) (2,872) Restructuring, acquisition and integration-related costs 1,108 9,095 5,372 3,978 5,486 28,468 10,993 14,836 Changes in operating assets and liabilities (16,918) (2,578) 23,741 16,255 (30,951) 19,274 8,251 9,045 Purchases of property and equipment (24,890) (28,624) (17,529) (20,873) (22,011) (109,647) (74,239) (60,413) Other, net (224) 490 (1,196) (746) 85 (67) (28) (571) Unlevered Free Cash Flow 34,142 $ 24,574 $ 43,613 $ 45,208 $ 39,362 $ 67,305 $ 85,603 $ 128,183 $ Net cash used in investing activities (25,390) (28,624) (17,529) (20,873) (22,011) (78,533) (74,153) (60,413) Net cash used in financing activities (5,513) (5,512) (27,416) (33,080) (51,690) (46,615) (14,209) (112,186) EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Unlevered Free Cash Flow (in thousands) Three Months Ended Nine Months Ended Three Months Ended EARTHLINK HOLDINGS CORP Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow (in thousands) Nine Months Ended

Additional Non GAAP Reconciliations December 31, December 31, December 31, 2012 2013 2014 Net income (loss) 7,520 $ (538,827) $ (72,752) $ Interest expense and other, net 63,416 60,686 56,261 Income tax provision (benefit) (1,331) 211,231 (4,744) Depreciation and amortization 183,165 183,114 186,872 Stock-based compensation expense 10,462 13,275 12,600 Impairment of goodwill and long-lived assets - 255,599 14,334 Restructuring, acquisition and integration-related costs 18,244 40,030 20,088 Loss from discontinued operations, net of tax 2,418 1,961 381 Adjusted EBITDA 283,894 $ 227,069 $ 213,040 $ EARTHLINK HOLDINGS CORP. Reconciliation of Net Income (Loss) to Adjusted EBITDA (in thousands) Year Ended

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that failure to achieve operating efficiencies would adversely affect our results of operations and cash flows; (4) that we may have to undertake further restructuring plans that would require additional charges; (5) that is we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations(7) that we may be unable to successfully make or integrate acquisitions, which could adversely affect our results of operations; (8) that we face significant competition in the communications and managed services industry that could reduce our profitability; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (13) that we may experience reductions in switched access and reciprocal compensation revenue; (14) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (15) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (16) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (17) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (18) our consumer business is dependent on the availability of third-party network service providers; (19) that we face significant competition in the Internet access industry that could reduce our profitability; (20) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (21) that potential regulation of Internet service providers could adversely affect our operations; (22) that cyber security breaches could harm our business; (23) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (24) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (25) that our business depends on effective business support systems and processes; (26) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that we may not be able to protect our intellectual property; (29) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (30) that unfavorable general economic conditions could harm our business; (31) that government regulations could adversely affect our business or force us to change our business practices; (32) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (33) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (34) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (36) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (37) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that we may reduce, or cease payment of, quarterly cash dividends; (39) that our stock price may be volatile; (40) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (41) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2014.

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